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[Marketing]                                                        EXHIBIT 10.26
                         AMENDMENT AND LIMITED CONSENT

                                   RECITALS:

     Reference is hereby made to that certain Second Amended and Restated Credit Agreement dated as of December 1, 1999 (as amended, restated or supplemented to the date hereof, the "Agreement") by and between Plains Marketing, L.P., as Borrower ("Borrower"), All American Pipeline, L.P. ("All American"), Plains All American Pipeline, L.P. ("Plains MLP"), and BankBoston, N.A., as Administrative Agent ("Administrative Agent"), and certain financial institutions, as Lenders (collectively, "Lenders" and each, individually, a "Lender"). Terms used and not defined herein shall have the meanings given them in the Agreement.

     Borrower has requested that Lenders consent to certain amendments to the Agreement.

                                 AMENDMENT AND CONSENT:

     Subject to the conditions and limitations set forth hereinbelow, each Lender signing below hereby consents to the following amendments:

A.   The last sentence of the definition of "Consolidated EBITDA" set forth in
     Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

     The term "Identified Loss Adjustment" means for any four-Fiscal Quarter period, the portion of the Identified Loss incurred in such period not to exceed an aggregate amount of $180,000,000.

B. Section 7.15 of the Agreement is hereby amended in its entirety to read as follows:

           Section 7.15 Debt to Capital Ratio. The ratio of (a) all Consolidated Funded Indebtedness to (b) the sum of Consolidated Funded Indebtedness plus Consolidated Net Worth plus one-half (50%) of the Identified Loss will never be greater than .60 to 1.0 at any time.

                          LIMITATIONS AND CONDITIONS:

1. Except as expressly waived or agreed herein, all covenants, obligations and agreements of Restricted Persons contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to
     (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which any Lender Party may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and

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     provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by Restricted Persons in all respects. As further consideration and to induce each Lender Party to enter into and grant the accommodations contained in this Amendment and Limited Consent, EACH RESTRICTED PERSON - ON BEHALF OF ITSELF AND, TO THE EXTENT IT IS PERMITTED BY LAW OR IS OTHERWISE EXPRESSLY AUTHORIZED TO DO SO, ON BEHALF OF ALL OF ITS AFFILIATES (COLLECTIVELY, "RELEASING PARTIES") -- HEREBY GENERALLY RELEASE AND FOREVER DISCHARGE EACH LENDER PARTY AND EACH OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, "RELEASED PARTIES"), FROM ANY AND ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF WHATEVER KIND OR CHARACTER WHICH SUCH RELEASING PARTY HAS, OR MAY HAVE
     IN THE FUTURE, BASED ON ANY ACTIONS, FAILURES TO ACT, OR EVENTS THAT HAVE OCCURRED PRIOR TO THE EFFECTIVE DATE HEREOF, WHICH IN ANY WAY RELATE TO OR ARE BASED UPON (I) ANY TRANSACTIONS OF ANY KIND AMONG THE RELEASING
     PARTIES, ON THE ONE HAND, AND THE RELEASED PARTIES, ON THE OTHER HAND, OR
     (II) ANY ACTUAL OR ALLEGED NEGOTIATIONS, DISCUSSIONS, REPRESENTATIONS, WARRANTIES, PROMISES, OR OTHER UNDERTAKINGS BY RELEASED PARTIES IN CONNECTION WITH ANY OF THE FOREGOING (THE "RELEASED CLAIMS"). THIS RELEASE IS TO BE CONSTRUED AS THE BROADEST TYPE OF GENERAL RELEASE AND COVERS AND RELEASES ANY AND ALL RELEASED CLAIMS, WHETHER KNOWN OR UNKNOWN AND HOWEVER OR WHENEVER ARISING, WHETHER BY CONTRACT OR AGREEMENT, AT LAW OR UNDER ANY STATUTE (INCLUDING WITHOUT LIMITATION ANY LAW OR STATUTE PERTAINING TO NEGLIGENCE, GROSS NEGLIGENCE, STRICT LIABILITY, FRAUD, DECEPTIVE TRADE PRACTICES, NEGLIGENT MISREPRESENTATION, SECURITIES VIOLATIONS, BREACH OF FIDUCIARY DUTY, BREACH OF CONTRACT, TRADE REGULATION, REGULATION OF
     BUSINESS OR COMPETITION, CONSPIRACY OR RACKETEERING), OR OTHERWISE ARISING, AND EXPRESSLY INCLUDING ANY CLAIMS FOR PUNITIVE OR EXEMPLARY DAMAGES, ATTORNEYS' FEES, OR PENALTIES. TO THE EXTENT THAT ANY RELEASED CLAIMS WITH RESPECT TO RELEASED PARTIES HAVE NOT BEEN RELEASED BY THIS LETTER
     AGREEMENT, EACH RELEASING PARTY HEREBY ASSIGNS SUCH RELEASED CLAIMS TO RELEASED PARTIES.

2. Borrower agrees to reimburse and save Administrative Agent and each Lender Party harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Amendment and Limited Consent, including, without limitation, the reasonable fees and expenses of legal counsel to Administrative Agent which may be payable in respect of, or in respect of any modification of, this Amendment and Limited Consent.

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3.   This Amendment and Limited Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

4. This Amendment and Limited Consent and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

5. This Amendment and Limited Consent is a "Loan Document" as defined and described in the Agreement and all of the terms and provisions of the Agreement relating to Loan Documents shall apply hereto.

6. This Amendment and Limited Consent may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.

     Executed as of February 29, 2000.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Limited Consent as of date first written above.

                              PLAINS MARKETING, L.P.

                              By: PLAINS ALL AMERICAN INC.,
                                    its general partner

                              By:/s/ Phil Kramer
                                 --------------------------------------
                                  Phil Kramer, Executive Vice President


                              PLAINS ALL AMERICAN PIPELINE, L.P.

                              By: PLAINS ALL AMERICAN INC.,
                                    its general partner

                              By:/s/ Phil Kramer
                                 --------------------------------------
                                  Phil Kramer, Executive Vice President

                              ALL AMERICAN PIPELINE, L.P.

                              By: PLAINS ALL AMERICAN INC.,
                                  its general partner

                              By:/s/ Phil Kramer
                                 --------------------------------------
                                  Phil Kramer, Executive Vice President

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                              BANKBOSTON, N.A.,
                              as Administrative Agent, LC Issuer and Lender

                              By:/s/ Terrence Ronan
                                 ---------------------------
                                  Terrence Ronan, Director


                              FIRST UNION NATIONAL BANK,
                              Lender

                              By:/s/ Robert R. Wetteroff
                                 ---------------------------
                                  Name:  Robert R. Wetteroff
                                  Title: Senior Vice President


                              BANK OF AMERICA, N.A., Lender

                              By:/s/ Irene C. Rummel
                                 ---------------------------
                                  Name:  Irene C. Rummel
                                  Title: Vice President


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By:__________________________

                                 Name:
                                 Title:

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                     SUBSIDIARIES OF PLAINS RESOURCES INC.


                                                   State of Organization
                                                   ---------------------


  .     Calumet Florida, Inc.                              Delaware

  .     Plains Illinois Inc.                               Delaware

  .     Stocker Resources, Inc.                            California

  .     Stocker Resources, L.P.                            California

  .     Plains Resources International Inc.                Delaware

  .     PMCT Inc.                                          Delaware

  .     Plains All American Inc.                           Delaware

  .     Arguello Inc.                                      Delaware

  .     Plains All American Pipeline, L.P.                 Delaware

  .     Plains Marketing, L.P.                             Delaware

  .     All American Pipeline, L.P.                        Texas

  .     Plains Scurlock Permian, L.P.                      Delaware

  .     Scurlock Permian LLC                               Delaware

  .     Scurlock Permian Pipe Line LLC                     Delaware

  .     PAAI LLC                                           Delaware

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